Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Disclosure of contingent liabilities [abstract]
Commitments and Contingencies
18.
COMMITMENTS AND CONTINGENCIES

Commitments related to Novartis license agreement

In December 2018, Oculis SA entered into an agreement with Novartis, under which Oculis licensed a novel topical anti-TNF alpha antibody, now renamed as OCS-02, for ophthalmic indications. As consideration for the licenses, Oculis SA is obligated to pay non-refundable, up-front license fees, predefined development and commercial milestone payments and royalties on net sales of licensed products. Royalties range from high one digit to low teens, based on sales thresholds. As of December 31, 2019, Oculis SA has paid in full the contractual non-refundable up-front fee of CHF 4,699 thousand. Oculis SA has not reached any milestones or royalties thresholds according to the agreement. If all predefined milestones will be reached, Oculis SA will be obligated to pay additional CHF 89.7 million ($97.0 million). Oculis SA expects to reach the first milestone payment of CHF 4.6 million ($5.0 million) in 2024. Royalties are based on net sales of licensed products, depending on the sales volumes reached.

Commitments related to Accure license agreement

On January 29, 2022, the Company entered into a License Agreement with Accure Therapeutics for the exclusive global licensing of its OCS-05 technology. Under this agreement, Oculis licensed a novel neuroprotective drug candidate, now renamed as OCS-05, for ophthalmic and other indications (refer to Note 8). As consideration for the licenses, Oculis SA is obligated to pay non-refundable, up-front license fees, predefined development and commercial milestone payments and royalties on net sales of licensed products. Royalties range from one digit to low teens, based on sales thresholds. As of December 31, 2022, Oculis SA has paid the full contractual non-refundable up-front fee of CHF 3,000 thousand and reimbursed costs in the amount of CHF 483 thousand. Oculis SA has not reached any milestones or royalties thresholds according to the agreement. If all predefined milestones will be reached, Oculis SA will be obligated to pay additional CHF 103.6 million ($112.1 million). In case of a commercialization, sublicense revenues will be subject to further royalty payments.

Commitments related to Rennes University Collaboration Research agreement

On January 31, 2022, the Company entered into a collaboration research agreement with the Rennes University and CNRS in France. This agreement is for the research of Antisense Oligonucleotide (ASO) to modulate gene expressions. As consideration for the licenses, Oculis SA is obligated to pay non-refundable cost contribution, predefined development and commercial milestone payments and royalties on net sales of licensed products. Royalties are in low one digit range, based on sales thresholds. As of December 31, 2022, Oculis SA has paid the first contractual non-refundable cost contribution of CHF 27 thousand (€27 thousand). Oculis SA has not reached any milestones or royalties thresholds according to the agreement. If all predefined milestones will be reached, Oculis SA will be obligated to pay additional CHF 6.9 million (€7.0 million). In case of a commercialization, sublicense revenues will be subject to further royalty payments.

Commitments related to Sandoz GMP manufacturing agreement

On November 15, 2022, Oculis signed a Letter of Understanding (“LoU”) with Sandoz GmbH with respect to process transfer, scale-up and potential GMP manufacture of Oculis’ recombinant product OCS-02 (“Product”). The parties will negotiate certain definitive agreements such as a Manufacturing and Supply Agreement (“MSA”) for the future manufacturing and supply of the Product and certain related services. The activities under the LoU consist of three work packages (“WP”): Process optimization (WP1), Process Confirmation at Pilot Scale (WP2), and Analytical Method Validation (WP3). In order to start the preparatory work, an advance invoice of CHF 1,871 thousand (€1,890 thousands) was made related to project management fees, 35% of WP1 and 35% of WP3. The total amount of payments committed under this LoU amounts to CHF 7,219 thousand (€7,293 thousands) including raw materials.

Research and development commitments

The Group conducts product research and development programs through collaborative programs that include, among others, arrangements with universities, contract research organizations and clinical research sites. Oculis has contractual arrangements with these organizations. As of December 31, 2022, commitments for external research projects total CHF 13,123 thousand (CHF 14,408 thousand, as of December 31, 2021) as detailed in the schedule below. The decrease compared to December 31, 2021, was due to advancements in clinical and technical developments, primarily for OCS-01 phase III clinical trials and OCS-02 CMC activities.

	As of December 31,
in CHF thousands	2022	2021
Within one year	12,145	13,307
Between one and five years	978	1,101
Total	13,123	14,408

Preferred shares redemption option

Per the Series C Shareholders’ Agreement, a redemption option exists in April 2025 for a pre-specified qualified condition related to an initial public offering, with amounts equivalent to the sum of investors’ Series A, B and C investment, accrued dividends and applicable compounded interests at 0.00%, 6.00% and 8.00% for Series A, B and C shares, respectively, which could lead to a potential cash-outflow. As of December 31, 2022, the sum of amounts due related to the aforementioned redemption option was approximately CHF 135 million, reflecting investment amounts, cumulative accrued dividend and compounded interest for Series A, B and C preferred shares.

The recent Business Combination with EBAC on March 2, 2023 and NASDAQ listing the following day, meets the pre-specified qualified condition, hence the risk of redemption no longer applies. The preferred shares will be transferred to equity including the accrued dividend.